Exhibit 10.3

EXECUTION VERSION

Conformed

AMENDMENT NO. 2

Dated as of December 19, 2008

to and under the

CREDIT AGREEMENT

dated as of December 17, 2004

among

AVISTA CORPORATION,

THE BANKS PARTY THERETO,

BANK OF AMERICA, N.A.,

as Managing Agent,

KEYBANK NATIONAL ASSOCIATION and U.S. BANK, NATIONAL ASSOCIATION,

as Documentation Agents,

WELLS FARGO BANK,

as Documentation Agent and an Issuing Bank,

UNION BANK OF CALIFORNIA, N.A.,

as Syndication Agent and an Issuing Bank,

and

THE BANK OF NEW YORK MELLON f/k/a The Bank of New York,

as Administrative Agent and an Issuing Bank

THE BANK OF NEW YORK MELLON and UNION BANK OF CALIFORNIA, N.A.

Co-Lead Arrangers and Co-Book Managers

AMENDMENT NO. 2

Dated as of December 19, 2008

to

CREDIT AGREEMENT

Dated as of December 17, 2004

AVISTA CORPORATION, a Washington corporation, the Banks listed on the signature pages hereof, BANK OF AMERICA, N.A., as Managing Agent, KEYBANK NATIONAL ASSOCIATION, as Documentation Agent, U.S. BANK, NATIONAL ASSOCIATION, as Documentation Agent, WELLS FARGO BANK, as Documentation Agent and an Issuing Bank, UNION BANK OF CALIFORNIA, N.A., as Syndication Agent and an Issuing Bank, and THE BANK OF NEW YORK MELLON f/k/a The Bank of New York, as Administrative Agent and an Issuing Bank, agree as follows:

1. Credit Agreement. Reference is made to the Credit Agreement, dated as of December 17, 2004, among Avista Corporation, a Washington corporation, the Banks party thereto, Bank of America, N.A., as Managing Agent, KeyBank National Association and U.S. Bank, National Association, as Documentation Agents, Wells Fargo Bank, as Documentation Agent and an Issuing Bank, Union Bank of California, N.A., as Syndication Agent and an Issuing Bank, and The Bank of New York Mellon f/k/a The Bank of New York, as Administrative Agent and an Issuing Bank, as amended by Amendment No. 1 dated as of April 6,2006 to Credit Agreement, among Avista Corporation, the Banks party thereto, Bank of America, N.A., as Managing Agent, KeyBank National Association, as Documentation Agent, U.S. Bank, National Association, as Documentation Agent, Wells Fargo Bank, as Documentation Agent and an Issuing Bank, Union Bank of California, N.A., as Syndication Agent and an Issuing Bank, and The Bank of New York Mellon f/k/a The Bank of New York, as Administrative Agent and an Issuing Bank (as so amended, the “Credit Agreement”). Definitions of terms in the Credit Agreement apply to terms that are used and not otherwise defined herein.

2. Amendments. Subject to satisfaction of the conditions precedent set forth in Section 4 below, effective as of December 19, 2008 (the “Effective Date”), the Credit Agreement shall be amended as follows:

(a) The following new definitions shall be inserted in proper alphabetical order in Section 1.01 of the Credit Agreement.

““Second Amendment” shall mean Amendment No. 2 to this Agreement, dated as of December 19, 2008.”

““Second Amendment Effective Date” shall mean the “Effective Date” as defined in the Second Amendment.”

(b) The definition of “Agreement” contained in Section 1.01 of the Credit Agreement shall be deleted in its entirety and replaced by the following:

““Agreement” shall mean this Agreement, including all exhibits and schedules hereto, as amended by the First Amendment and the Second Amendment.”

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(c) Section 3.11 of the Credit Agreement is hereby replaced with the following:

“Section 3.11 Employee Benefit Plans. Each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder. No Reportable Event has occurred as to which the Borrower or any ERISA Affiliate was required to file a report with the PBGC. The value of the assets of each Plan is at least 80% of the “funding target” (as defined in Code Section 430(d)(1)) of such Plan as of the last annual valuation date applicable thereto.”

(d) Section 5.06 of the Credit Agreement is hereby replaced with the following:

“Section 5.06 ERISA. The Borrower shall, and shall cause each Significant Subsidiary to, comply in all material respects with the applicable provisions of ERISA, and the Borrower shall furnish to the Administrative Agent and each Bank and Issuing Bank (a) as soon as possible, and in any event within 30 days after any Responsible Officer of the Borrower or any ERISA Affiliate either knows or has reason to know that any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Borrower to the PBGC in an aggregate amount exceeding $25,000,000, a statement of a Financial Officer of the Borrower setting forth details as to such Reportable Event and the action proposed to be taken with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (b) as soon as possible, and in any event within 30 days after any Responsible Officer of the Borrower or any ERISA Affiliate either knows or has reason to know that the value of the assets of any Plan is less than 80% of the “funding target” (as defined in Code Section 430(d)(1)) of such Plan as of the last annual valuation date applicable thereto, a statement of a Financial Officer of the Borrower setting forth details as to such event, (c) promptly after receipt thereof, a copy of any notice the Borrower or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) or to appoint a trustee to administer any Plan or Plans and (d) within 10 days after the due date for filing with the PBGC pursuant to Section 430(k) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a Financial Officer of the Borrower setting forth details as to such failure and the action proposed to be taken with respect thereto, together with a copy of such notice given to the PBGC.”

(e) Subparagraph (j) of Article VII is hereby replaced with the following:

“(j) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 430(k)(1) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of the Borrower to the PBGC or to any Plan or Plans in an aggregate

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amount exceeding $25,000,000, or the value of the assets of any Plan is less than 80% of the “funding target” (as defined in Code Section 430(d)(1)) of such Plan as of the last annual valuation date applicable thereto, and within 30 days after the reporting of any such Reportable Event to the Administrative Agent or after the receipt by the Administrative Agent of a statement required pursuant to Section 5.06, the Administrative Agent shall have notified the Borrower in writing that (i) the Required Banks have made a determination that, on the basis of such Reportable Event or Reportable Events, such failure to make a required installment or other payment or the fact that the value of the assets of a Plan is less than 80% of the “funding target” (as defined in Code Section 430(d)(1)) of such Plan as of the last annual valuation date applicable thereto, there are reasonable grounds (A) for the termination of any such Plan by the PBGC, (B) for the appointment by the appropriate United States District Court of a trustee to administer any such Plan or (C) for the imposition of a Lien in favor of any such Plan, and (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan; or the PBGC shall institute proceedings to terminate any such Plan;”

3. Representations and Warranties. In order to induce the Banks and the Issuing Banks to enter into this Amendment, the Borrower represents and warrants as follows:

(a) The Borrower has the corporate power and authority (i) to execute and deliver this Amendment, (ii) to perform its obligations hereunder and the Credit Agreement as amended hereby, and (iii) to borrow Loans and have Letters of Credit issued in the maximum amount available under the Credit Agreement as amended hereby.

(b) The execution and delivery by the Borrower of this Amendment, the performance by the Borrower of its obligations under this Amendment and the Credit Agreement as amended hereby, and the borrowing of Loans and procurement of Letters of Credit in the maximum amount available under the Credit Agreement as amended hereby (collectively, the “Transactions”) (i) have been duly authorized by all requisite corporate and, if required, stockholder action, and (ii) will not (A) violate (I) any provision of law, statute, rule or regulation the violation of which could reasonably be expected to impair the validity and enforceability of this Amendment or the Credit Agreement as amended thereby or materially impair the rights of or benefits available to the Administrative Agent, the Banks or the Issuing Banks under this Amendment or the Credit Agreement as amended hereby, or of the certificate or articles of incorporation or other constitutive documents or by laws of the Borrower or any Significant Subsidiary, (II) any order of any Governmental Authority the violation of which could reasonably be expected to impair the validity or enforceability of this Amendment or the Credit Agreement as amended hereby, or materially impair the rights of or benefits available to the Administrative Agent, the Banks or the Issuing Banks under this Amendment or the Credit Agreement as amended hereby, or (III) any provision of any indenture or other material agreement or instrument evidencing or relating to borrowed money to which the Borrower or any Significant Subsidiary is a party or by which any of them or any of their property is or may be bound in a manner which could reasonably be expected to impair the validity and enforceability of this Amendment or the Credit Agreement as amended hereby or materially impair the rights of or benefits available to the Administrative Agent, the Banks or the Issuing Banks under this Amendment or the Credit Agreement as amended hereby, (B) be in conflict

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with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument in a manner which could reasonably be expected to impair the validity and enforceability of this Amendment or the Credit Agreement as amended hereby or materially impair the rights of or benefits available to the Administrative Agents, the Banks or the Issuing Banks under this Amendment or the Credit Agreement as amended hereby or (C) result in the creation or imposition under any such indenture, agreement or other instrument of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower.

(c) This Amendment has been duly executed and delivered by the Borrower and constitutes, and the Credit Agreement as amended hereby, will constitute, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms.

(d) No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force and effect.

(e) Each representation and warranty made in the Loan Documents is true and correct at and as of the date hereof after giving effect to this Amendment, except to the extent such representations and warranties expressly relate to an earlier date.

(f) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

4. Conditions to Effectiveness. The amendments provided for in Section 2 above shall become effective as of the Effective Date, but shall not become effective as of such date unless and until each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received each of the following, in form and substance satisfactory to it:

(i) This Amendment duly executed by the Borrower and all of the Banks.

(ii) [Reserved].

(iii) Evidence satisfactory to the Administrative Agent that the Borrower shall have obtained all consents and approvals of, and shall have made all filings and registrations with, any Governmental Authority required in order to consummate the Transactions, in each case without the imposition of any condition which, in the judgment of the Banks or the Issuing Banks, could adversely affect their rights or interests under this Amendment or the Credit Agreement as amended hereby.

(iv) A copy of the certificate or articles of incorporation, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of the Borrower as of a recent date, from such Secretary of State.

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(v) A certificate of the Secretary or Assistant Secretary of the Borrower dated the date of this Amendment and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the date of this Amendment and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of the Borrower authorizing the Transactions, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (iv) above, and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of the Borrower.

(vi) A certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (iv) above.

(vii) A certificate, dated the date of this Amendment and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (e) and (f) of Section 3 hereof.

(viii) Such other documents as the Administrative Agent, the Banks, the Issuing Banks or their respective legal counsel may reasonably request.

(b) All fees payable by the Borrower to the Administrative Agent, the Issuing Banks, the Banks or any of their Affiliates on or prior to the date of this Amendment with respect to this Amendment, and all amounts payable by the Borrower pursuant to Section 9.05 of the Credit Agreement for which invoices have been delivered to the Borrower on or prior to such date, shall have been paid in full or arrangements satisfactory to the Administrative Agent shall have been made to cause them to be paid in full concurrently with the disbursement of the proceeds of any Borrowing to be made on such date.

(c) All legal matters incident to this Amendment and the Credit Agreement as amended hereby and the transactions contemplated thereby shall be reasonably satisfactory to the Administrative Agent, the Banks, the Issuing Banks and their respective legal counsel.

5. Confirmation of Amended Agreement. The Credit Agreement as amended by this Amendment is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

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8. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

[The next page is the signature page]

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WITNESS the due execution hereof as of the date first above written.

AVISTA CORPORATION

By:	/s/ Diane C. Thoren
Name:	Diane C. Thoren
Title:	Assistant Treasurer

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

THE BANK OF NEW YORK MELLON f/k/a The Bank of New York, as Administrative Agent, an Issuing Bank and a Bank

By:	/s/ Mark W. Rogers
Name:	Mark W. Rogers
Title:	Vice President

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

UNION BANK OF CALIFORNIA, N.A.,
as Syndication Agent, an Issuing Bank and a Bank

By:	/s/ Bryan Read
Name:	Bryan Read
Title:	Vice President

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

WELLS FARGO BANK,
as Documentation Agent, an Issuing Bank and a Bank

By:	/s/ Tom Beil
Name:	Tom Beil
Title:	Vice President

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

BANK HAPOALIM B.M.
NEW YORK BRANCH,
as a Bank

By:
Name:
Title:

By:
Name:
Title:

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

BANK OF AMERICA, N.A.,
as Managing Agent and a Bank

By:	/s/ Mark N. Crawford
Name:	Mark N. Crawford
Title:	Senior Vice President

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

COMERICA WEST INCORPORATED,
as a Bank

By:
Name:
Title:

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

FIRST COMMERCIAL BANK, NEW YORK AGENCY,
as a Bank

By:
Name:
Title:

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Bank

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

KEYBANK NATIONAL ASSOCIATION,
as Documentation Agent and a Bank

By:
Name:
Title:

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

MIZUHO CORPORATE BANK, LTD.,
as a Bank

By:
Name:
Title:

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

SOCIÉTÉ GÉNÉRALE
as a Bank

By:	/s/ Yao Wang
Name:	Yao Wang
Title:	Vice President

Amendment No. 2 to and under Credit Agreement dated as of December 17, 2004

WITNESS the due execution hereof as of the date first above written.

U.S. BANK, NATIONAL ASSOCIATION,
as Documentation Agent and a Bank

By:	/s/ Kurban H. Merchant
Name:	Kurban H. Merchant
Title:	Vice President